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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 28, 2005

                            FEDERAL TRUST CORPORATION
             (Exact name of registrant as specified in its charter)

           Florida                   000-23449                  59-2935028
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(State or other jurisdiction    Commission File Number     (I.R.S. Employer
   Of incorporation)                                       Identification No.)


                              312 West First Street
                             Sanford, Florida 32771
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                    (address of principal executive offices)

                  Registrant's telephone number: (407) 323-1833

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 2.02.   RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 28, 2005, Federal Trust Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.   Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is being furnished with this Report:

99.1   Press Release (solely furnished and not filed for purposes of Item 9.01).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 28, 2005

Federal Trust Corporation
(Registrant)


By:      /s/ Gregory E. Smith
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         Gregory E. Smith
         Executive Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
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  99.1             Press Release